CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present the annual report for Capstone Growth Fund, Inc. for the period ended October 31, 1999.

                                ECONOMIC OVERVIEW

The third quarter of 1999 marked the fourth consecutive quarter of rising interest rates. Investors could take some solace in the fact that the rise was not as severe as what transpired in the first half of 1999, the yield on the thirty-year U.S. Treasury bond rose just 8 basis points to finish the third quarter with a yield of 6.05%. The year-over-year rise in interest rates has been rather dramatic, recall that on September 30th of last year the yield on the thirty-year Treasury was 4.96%. Interest rates have been pushed higher by ongoing fears of possible inflation sparked by tight labor markets in the U.S. and by further evidence that the modest recoveries in foreign economies will continue. The rise in interest rates put pressure on equity prices leading to a 6.25% decline in the S&P 500 for the third quarter.

The recent strength in the Yen can be attributed to the modest economic recovery that continues to unfold in Japan. Since late May, the Yen has appreciated more than 14% versus the dollar. Japan's recovery is also confirmed by the rise in their index of leading economic indicators, which rose to 85.70 in August - the highest level in five years. While we do not believe the Japanese economy is on the cusp of a dramatic turnaround, the positive developments we have seen so far should help to bring some much needed stability to the entire region. For many quarters, the U.S. economy has been the only bright spot on the world economic stage. As other regions begin to show signs of improved economic performance this will heighten fears of higher commodity prices and inflation.

At the August 24th meeting the Federal Reserve voted to raise short-term interest rates by 25 basis points to 5.25%. This followed the 25 basis point increase from the June meeting. In announcing the rate increase, the Fed also adopted a symmetrical directive (neutral stance) for the near term noting that the two rate increases from the summer and the firming of conditions in the U.S. financial markets "should markedly diminish the risk of rising inflation going forward." The move by the Federal Reserve was not the only noteworthy central bank action of the quarter. In early September, the Bank of England voted to raise its repurchase rate by 25 basis points to 5.25%. The move was prompted by surging home prices in the U.K., the lowest unemployment in two decades, and by faster economic growth worldwide. Many analysts are anticipating that the European Central Bank (ECB) will also raise short-term interest rates soon in response to a rebound in economic growth for the 11 nations governed by the ECB.

As we move into the final quarter of 1999 we expect the modest recovery in overseas economies to continue. We would not be surprised to see the pace of growth in the U.S. subside modestly and move closer to the 3% pace that the Fed would like to see. The U.S. consumer may be a bit less ebullient going forward since higher interest rates have eliminated many of the opportunities to benefit from mortgage refinancing. Also, with equity markets likely to finish the year with positive returns significantly lower than the last few years, spending induced by the "wealth effect" may be diminished.

                           Recovery Starting in Japan
                      Index of Leading Economic Indicators

Date                Price
---------------------------
8/99                85.70
7/99                44.40
6/99                54.50
5/99                68.20
4/99                63.60
3/99                63.60
2/99                36.40
1/99                54.50
12/98               45.50
11/98               54.50
10/98               45.50
9/98                63.60
8/98                45.50
7/98                45.50
6/98                27.30
5/98                27.30
4/98                9.10
3/98                36.40
2/98                18.20
1/98                18.20
12/97               18.20
11/97               13.60
10/97               36.40
9/97                59.10
8/97                31.80
7/97                36.40
6/97                36.40
5/97                45.50
4/97                27.30
3/97                54.50
2/97                45.50
1/97                45.50
12/96               72.70
11/96               81.80
10/96               63.60


Source:  Economic Planning Agency



                    Higher Rates Crimp Homeowner Refinancing
                                MBA "Refi" Index

Date                Value
---------------------------
9/24                388.40
9/17                398.70
9/10                315.30
9/3                 395.90
8/27                456.40
8/20                440.40
8/13                449.20
8/6                 462.30
7/30                458.10
7/23                490.80
7/16                508.30
7/9                 417.60
7/2                 588.40
6/25                612.20
6/18                636.10
6/11                702.70
6/4                 606.80
5/28                853.70
5/21                832.20
5/14                867.10
5/7                 1042.10
4/30                1062.90
4/23                1093.40
4/16                1155.70
4/9                 1203.90
4/2                 1086.20
3/26                1177.20
3/19                1332.60
3/12                1153.30
3/5                 1241.30
2/26                1512.80
2/19                1191.80
2/12                1401.40
2/5                 1654.00
1/29                1741.70
1/22                1415.00
1/15                1634.40
1/8                 1494.20
1/1                 881.10
12/25               864.80
12/18               1569.00
12/11               1879.10
12/4                2055.10
11/27               1460.40
11/20               1814.80
11/13               1550.70
11/6                1987.00
10/30               2495.70
10/23               2774.30
10/16               2256.30
10/9                4389.10
10/2                3410.50
9/25                2682.70
9/18                2269.90
9/11                1713.50
9/4                 1924.00
8/28                1331.50
8/21                1211.90
8/14                1310.50
8/7                 1291.90
7/31                1278.80
7/24                1320.20
7/17                1292.20
7/10                1305.50
7/3                 1176.50
6/26                1202.00
6/19                1406.20
6/12                1209.60
6/5                 1120.70


Source:  Mortgage Bankers Association

                             EQUITY MARKET OVERVIEW

The third quarter of 1999 produced negative returns for the equity market as measured by the S&P 500 index. For the quarter, the index fell 6.25%, while year to date it remains up by 5.36%. Given the equity market's long bull run, down quarters are sometimes hard to remember, but they do happen. The last was in the third quarter, 1998, when the S&P 500 fell by 9.95%. The current period's negative return is slightly below the average down quarter for the past 50 years of 5.36%.

                                                      CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------

What can make negative periods more disconcerting is the unknown length of the downturn. Investors can take some comfort from the fact that periods of decline are usually not long lived. For example, as shown in Table 1, of the 36 times in the past fifty years that the S&P 500 has turned down following a positive quarter, in 24 cases, or 66.7%, the following quarter has been positive. In seven cases, or about 20%, the market moves upward again after two quarters of decline. There have been two instances of the quarter after quarter market decline that investors wisely fear. The largest was the decline totaling over 44% which took place over 4 quarters ending September, 1974. The second was the drop of nearly 29% which took six quarters before it ended in June, 1970.

Both cases of lengthy decline were driven in large part by ongoing external forces which pushed inflation and interest rates up dramatically from pre-decline levels and stock prices down. The 29% drop which ended in mid-1970 came about as fiscal policy was committed to the Vietnam war with no reduction in domestic spending. The second was a result in the rapid increase in energy prices which worked their way through the economy.

At the present time we do not see the conditions in place for the kind of multiquarter torture of the type previously described. We do expect to see moderation in the rate of return in equities in coming quarters. While the inflation rate is likely to remain low, we expect the best news to be behind us. Similarly, we do not expect a dramatic increase in rates from the current levels, but believe the lows may be behind us for the time being.

Corporate profits continue to be the best news in the investment outlook. The recent earnings reporting season was among the strongest on record in terms of reported earnings exceeding expectations. Looking to the year 2000, we would expect over all S&P operating earnings to grow at about 12%.


With this in mind, we would expect coming quarters to be more volatile than in the past as the benign inflation and interest rate environment becomes somewhat less positive for equities. While equity returns will moderate, we nonetheless expect that over the space of more than one or two quarters they will be positive.


                                                            Table I
                               ANALYSIS OF S&P 500 PERFORMANCE FOLLOWING INITIAL DOWN QUARTER
                               --------------------------------------------------------------

              Number of Subsequent                                                 Average Decline/          Total
                  Down Quarters            Frequency           % Frequency              Quarter             Decline
             ------------------------------------------------------------------------------------------------------
                        0                     24                   66.7%                 -5.07               -5.07
                        1                      7                   19.4                  -5.54              -10.15
                        2                      3                    8.3                  -3.59              -10.77
                        3                      1                    2.8                 -11.17              -44.68
                        4                      0                    0.0                   0.00                0.00
                        5                      1                    2.8                  -4.75              -28.50


If you have any questions please feel free to contact us at (800) 262-6631. We thank you for your continued support.

Sincerely,


/s/ Dan Watson
------------------------------
Dan Watson,
President and Portfolio Manager



               THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR CAPSTONE GROWTH FUND, INC.

                                                      CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------


LINE CHART:

       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN CAPSTONE
          GROWTH FUND, INC.** AND THE LIPPER EQUITY GROWTH FUND INDEX*

                                AVERAGE ANNUAL TOTAL RETURN
                                       as of 10/31/99

                           1 Year         5 Year     10 Year
Growth Fund                27.77%         21.19%     13.65%


              Growth     Lipper Equity
               Fund       Growth Fund
10/31/89      10000          10000
10/31/90       9145           8717
10/31/91      12216          12330
10/31/92      12928          13293
10/31/93      13839          15816
10/31/94      13747          16139
10/31/95      16089          20009
10/31/96      19189          23408
10/31/97      24354          30050
10/31/98      28130          34221
10/31/99      35941          44255


*The Lipper Equity Growth Fund Index is an unmanaged index of companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.


**The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.


                                                                                               CAPSTONE GROWTH FUND, INC.
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------

                                                                                          MARKET
                                                                                           VALUE            PERCENTAGE OF
COMMON STOCKS (99.81%)                                                    SHARES        (NOTE 1-A)            NET ASSETS
                                                                       ---------         ---------            ----------
COMMERCIAL SERVICES (0.80%)
McGraw Hill Company, Incorporated                                         11,760          $ 701,190              0.80%
                                                                                         ----------              -----
                                                                                            701,190              0.80%


CONSUMER DURABLES (1.74%)
Ford Motor Company                                                        14,180            778,126              0.90%
General Motors Coporation                                                 10,260            720,765              0.84%
                                                                                         ----------              -----
                                                                                          1,498,891              1.74%


CONSUMER NON-DURABLES (6.24%)
Anheuser Busch Cos., Incorporated                                          6,890            494,788              0.57%
Colgate                                                                   10,600            641,300              0.74%
General Mills Incorporated                                                 7,070            616,415              0.71%
Kimberly-Clark, Incorporated                                              11,820            746,137              0.87%
Loews Corporation                                                         11,060            783,878              0.91%
Philip Morris Cos., Incorporated                                          22,900            576,794              0.67%
Proctor & Gamble Company                                                   9,130            957,509              1.11%
Quaker Oats Company                                                        8,060            564,200              0.65%
                                                                                         ----------              -----
                                                                                          5,381,021              6.24%


CONSUMER SERVICES (3.28%)
Gannett Co., Incorporated                                                 10,510            810,584              0.94%
McDonalds Corporation                                                     24,100            994,125              1.15%
Time Warner, Incorporated                                                 14,720          1,025,800              1.19%
                                                                                         ----------              -----
                                                                                          2,830,509              3.28%


ELECTRONIC TECHNOLOGY (13.74%)
Applied Materials (a)                                                      4,280            384,397              0.45%
Cisco Systems (a)                                                         27,204          2,013,096              2.33%
Dell Computer Corporation (a)                                             21,960            881,145              1.02%
Hewlett-Packard Company                                                   10,860            804,319              0.93%
International Business Machines                                           15,320          1,507,105              1.75%
Intel Corporation                                                         26,870          2,080,746              2.41%
Lucent Technologies                                                       25,940          1,666,645              1.93%
Motorola, Incorporated                                                     9,410            916,887              1.06%
Qualcomm Incorporated (a)                                                  1,680            374,220              0.43%
Tellabs, Incorporated (a)                                                  5,920            374,440              0.43%
Texas Instruments, Incorporated                                            9,380            841,855              0.98%
                                                                                         ----------              -----
                                                                                         11,844,855             13.74%


                                                                                                CAPSTONE GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------

                                                                                          MARKET
                                                                                           VALUE             PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)            NET ASSETS
ENERGY MINERALS (6.46%)
ALCOA                                                                      9,390          $ 570,442              0.66%
Atlantic Richfield Company                                                11,480          1,069,793              1.24%
Chevron Corporation                                                        7,870            718,629              0.83%
Coastal Corporation                                                       16,760            706,015              0.82%
Kerr McGee Corporation                                                     8,720            468,700              0.54%
Mobil Corporation                                                         10,200            984,300              1.14%
Royal Dutch Petroleum                                                     17,570          1,053,102              1.22%
                                                                                         ----------              -----
                                                                                          5,570,981              6.46%

FINANCE (16.42%)
American Express Corporation                                               4,710            725,340              0.84%
American International Group                                              14,331          1,475,197              1.71%
Bank Of America                                                           12,640            813,700              0.94%
BB & T Corporation                                                        23,000            836,625              0.97%
Chase Manhattan Corporation                                               10,750            939,281              1.09%
Citigroup, Incorporated                                                   35,722          1,933,453              2.24%
Federal Home Loan Mortgage Corporation                                    10,350            559,547              0.65%
Federal National Mortgage Association                                     11,160            789,570              0.92%
First Union Corporation                                                   12,950            552,803              0.64%
Fleet Boston Corporation                                                  14,180            618,602              0.72%
J.P. Morgan & Company                                                      5,230            684,476              0.79%
Jefferson Pilot Company                                                    8,290            622,268              0.72%
Keycorp                                                                   13,960            390,008              0.45%
Marsh & Mclennan Company, Incorporated                                     5,870            464,097              0.54%
Merrill Lynch & Company, Incorporated                                      6,730            528,305              0.61%
Morgan Stanley, Dean Witter & Company                                      7,900            871,469              1.01%
SPDR Trust Shares                                                          1,000            136,750              0.16%
State Street Corporation                                                   6,020            458,273              0.53%
Wells Fargo & Company                                                     15,900            761,213              0.88%
                                                                                         ----------              -----
                                                                                         14,160,977             16.42%

HEALTH SERVICES (0.50%)
United Healthcare Corporation                                              8,390            433,658              0.50%
                                                                                         ----------              -----
                                                                                            433,658              0.50%

HEALTH TECHNOLOGY (10.69%)
Abbott Labs                                                               19,220            776,008              0.90%
Amgen, Incorporated (a)                                                    5,530            441,017              0.51%
Bristol-Myers Squibb Company                                              16,390          1,258,957              1.46%
Johnson & Johnson                                                         11,650          1,220,338              1.42%
Lilly Eli & Company                                                       12,620            869,203              1.01%
Merck & Company                                                           20,430          1,625,462              1.88%
Pfizer, Incorporated                                                      20,210            798,294              0.93%
Pharmacia & Upjohn, Incorporated                                          10,630            573,356              0.66%
Schering-Plough Corporation                                               16,430            813,285              0.94%
Warner Lambert Company                                                    10,560            842,820              0.98%
                                                                                         ----------              -----
                                                                                          9,218,740             10.69%

                                                                                            CAPSTONE GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------

                                                                                          MARKET
                                                                                           VALUE             PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)            NET ASSETS
                                                                       ---------         ---------            ----------
PROCESS INDUSTRIES (1.32%)
Dow Chemical Company                                                       3,190          $ 377,218              0.44%
Dupont De Nemours & Company                                               11,860            764,229              0.89%
                                                                                         ----------              -----
                                                                                          1,141,447              1.32%


PRODUCER MANUFACTURING (10.08%)
Allied Signal, Incorporated                                                8,790            500,481              0.58%
Boeing Company                                                            12,990            598,352              0.69%
Emerson Electric Company                                                  11,550            693,722              0.80%
FMC Corporation (a)                                                        8,520            346,657              0.40%
General Electric Company                                                  22,980          3,115,226              3.61%
Honeywell, Incorporated                                                    3,940            415,424              0.48%
Illinois Tool Works                                                        7,040            515,680              0.60%
Minnesota Mining & Manufacturing                                           8,320            790,920              0.92%
Textron, Incorporated                                                      5,810            448,459              0.52%
Tyco International                                                        18,040            720,473              0.84%
Weyerhaeuser Company                                                       9,148            546,021              0.63%
                                                                                         ----------              -----
                                                                                          8,691,415             10.08%


RETAIL TRADE (6.45%)
Albertson's, Incorporated                                                  9,070            329,354              0.38%
Dayton Hudson Corporation                                                  8,950            578,394              0.67%
Gap, Incorporated                                                         12,787            474,717              0.55%
Home Depot, Incorporated                                                  15,650          1,181,575              1.37%
May Department Stores Company                                             12,390            429,778              0.50%
Sears, Roebuck & Company                                                  11,690            329,512              0.38%
Wal-Mart Stores, Incorporated                                             39,160          2,237,015              2.59%
                                                                                         ----------              -----
                                                                                          5,560,345              6.45%


TECHNOLOGY SERVICES (10.69%)
America Online, Incorporated (a)                                           9,390          1,217,766              1.41%
Computer Associates International, Incorporated                            8,050            454,825              0.53%
EMC Corporation (a)                                                       10,400            759,200              0.88%
First Data Corporation                                                    15,220            695,364              0.81%
Microsoft Corporation (a)                                                 40,680          3,765,443              4.37%
Oracle Corporation (a)                                                    17,820            847,564              0.98%
Sun Microsystems, Incorporated (a)                                         8,130            860,255              1.00%
United Technologies Corporation                                           10,120            612,260              0.71%
                                                                                         ----------              -----
                                                                                          9,212,677             10.69%


TRANSPORTATION (0.58%)
Union Pacific Corporation                                                  8,940            498,405              0.58%
                                                                                         ----------              -----
                                                                                            498,405              0.58%

                                                                                                CAPSTONE GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------

                                                                                          MARKET
                                                                                           VALUE             PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)            NET ASSETS
                                                                       ---------         ---------            ----------
UTILITIES (10.82%)
AT&T Corporation                                                          25,680        $ 1,200,540              1.39%
Bell Atlantic Corporation                                                 17,030          1,105,885              1.28%
Bellsouth Corporation                                                     19,320            869,400              1.01%
Columbia Energy Group                                                      9,970            648,050              0.75%
Enron Corporation                                                         12,800            511,200              0.59%
GTE Corporation                                                           10,150            761,250              0.88%
MCI Worldcom, Incorporated (a)                                            15,880          1,362,702              1.58%
SBC Communications, Incorporated                                          29,776          1,516,715              1.76%
Sprint Corporation (Fon Group)                                            11,900            884,319              1.03%
Sprint Corporation (PCS Group) (a)                                         5,650            468,597              0.54%
                                                                                         ----------             ------
                                                                                          9,328,658             10.82%


TOTAL COMMON STOCK (Cost $60,191,010)                                                    86,073,769             99.81%

                                                                       PAR VALUE
                                                                      ----------

CASH EQUIVALENTS (0.02%)
Aim Prime Money Market (Cost $15,228)                                    $15,228             15,228              0.02%
                                                                      ----------         ----------             ------

            TOTAL INVESTMENTS (Cost $60,206,238)                                         86,088,997             99.83%
            OTHER ASSETS, LESS LIABILITIES                                                  145,343              0.17%
                                                                                         ----------             ------
            NET ASSETS                                                                  $86,234,340             100.00%
                                                                                         ==========             ======


(a) Non-income producing security



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                CAPSTONE GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------


ASSETS:
         Investments in securities at market value (identified cost $60,206,238)(Note 1A)                      $86,088,997
         Cash                                                                                                      301,037
         Receivable for securities sold                                                                          1,941,065
         Dividends and interest receivable                                                                          75,667
         Prepaid expenses                                                                                            3,982
         Receivable for capital stock sold                                                                             725
                                                                                                              ------------

              Total Assets                                                                                      88,411,473
                                                                                                              ------------


LIABILITIES:

         Payable for securities purchased                                                                        1,606,440
         Payable for capital stock redeemed                                                                        411,098
         Accrued expenses                                                                                          159,595
                                                                                                              ------------

              Total Liabilities                                                                                  2,177,133
                                                                                                              ------------


NET ASSETS                                                                                                     $86,234,340
                                                                                                              ============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
($86,234,340 / 4,672,308 shares outstanding of $.001 par value, 200,000,000 shares authorized)                      $18.46
                                                                                                              ============


SOURCE OF NET ASSETS:

         Paid in capital                                                                                       $54,296,896
         Undistributed net investment income                                                                        95,795
         Accumulated net realized gain on investments                                                            5,958,890
         Net unrealized appreciation of securities                                                              25,882,759
                                                                                                              ------------


                                                                                                               $86,234,340
                                                                                                              ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                CAPSTONE GROWTH FUND, INC.
STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:
              Dividend income (net of foreign taxes withheld of $2,963)                                        $ 1,061,628
              Interest income                                                                                        1,472
                                                                                                              ------------
                  Total Investment Income                                                                        1,063,100

         Expenses:
              Advisory fees (Note 2)                                                                               568,101
              Distribution fees (Note 2)                                                                           205,458
              Transfer agent fees                                                                                   57,138
              Reports and notices to stockholders                                                                   26,186
              Audit fees                                                                                            27,103
              Legal fees                                                                                            10,500
              Directors' fees and expenses                                                                          15,358
              Custodian fees                                                                                         9,491
              Fund accounting fees                                                                                  27,805
              Registration and filing fees                                                                          12,332
              Miscellaneous                                                                                         13,626
                                                                                                              ------------

                  Total Expenses                                                                                   973,098
              Less: Custodian fees paid indirectly                                                                   5,793
                                                                                                              ------------
                  Net Expenses                                                                                     967,305

                      Net Investment Income                                                                         95,795
                                                                                                              ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

         Net realized gain from security transactions 5,958,890 Unrealized appreciation of investments:
              Beginning of period                                                            $12,482,151
              End of period                                                                   25,882,759
                                                                                            ------------

              Net change in unrealized appreciation of investments                                              13,400,608
                                                                                                              ------------

              Net realized and unrealized gain on investments                                                   19,359,498
                                                                                                              ------------

                  Net increase in net assets resulting from operations                                         $19,455,293
                                                                                                              ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                  CAPSTONE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED                 YEAR ENDED
                                                                                 OCTOBER 31, 1999           OCTOBER 31, 1998
                                                                                 -------------------------------------------
OPERATIONS:
     Net investment income                                                             $ 95,795                  $ 594,295
     Net realized gain on investments                                                 5,958,890                  3,124,664
     Net change in unrealized appreciation of investments                            13,400,608                  6,584,430
                                                                                   ------------               ------------
     Net increase in net assets resulting from operations                            19,455,293                 10,303,389


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                             (580,527)                  (672,743)
     Net realized gain on investments                                                (3,107,233)               (15,329,188)
                                                                                   ------------               ------------
     Net decrease in net assets reulting from distributions                          (3,687,760)               (16,001,931)

CAPITAL SHARE TRANSACTIONS:
     Increase (decrease) in net assets resulting from capital share
        transactions (Note3)                                                         (1,072,615)                 7,629,195
                                                                                   ------------               ------------
         Total increase in net assets                                                14,694,918                  1,930,653

NET ASSETS:
     Beginning of year                                                               71,539,422                 69,608,769
                                                                                   ------------               ------------
     End of year (including undistributed net investment income of
      $95,795 and $580,529 respectively)                                            $86,234,340                $71,539,422
                                                                                   ============               ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

C) CASH EQUIVALENTS - Funds on deposit in money market mutual fund accounts are considered to be a cash equivalent.

D) FUTURES CONTRACTS - Initial margin deposits required upon entering into futures contracts are made by depositing cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

                                                      CAPSTONE GROWTH FUND, INC.


     The Fund may purchase or sell stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Futures contracts involve credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund's credit risk is minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The Fund assumes the market risk which arises from any changes in securities values.

E) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F) OTHER - The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million and .60% on the next $150 million.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1999, the Fund paid $205,458 in 12b-1 fees. Of this amount approximately 2.4% was paid to Service Organizations other than CAPCO.

     The Fund's Custodian provided credits during the period in the amount of $5,793 against custodian charges based on the uninvested cash balances of the Fund.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Fund. For the year ended October 31,1999, directors of the Fund who are not "interested persons" received directors' fees of $15,358.

                                                      CAPSTONE GROWTH FUND, INC.
NOTE 3 - CAPITAL STOCK

     At October 31, 1999 there were 4,672,308 shares outstanding. Transactions in capital stock were as follows:



                                                                      YEAR ENDED                      YEAR ENDED
                                                                   OCTOBER 31, 1999                OCTOBER 31, 1998
                                                                   ----------------                ----------------
                                                                 SHARES           AMOUNT         SHARES          AMOUNT
                                                                 ------           ------         ------          ------

Shares sold                                                     433,255      $ 7,405,216        471,488   $   7,234,565
Shares issued to shareholders in reinvestment
  of distributions                                              201,768        3,127,404      1,008,093      13,951,999
                                                              ---------    -------------     ----------    ------------
                                                                635,023       10,532,620      1,479,581      21,186,564
Shares redeemed                                                (676,016)     (11,605,235)      (920,777)    (13,557,369)
                                                              ---------    -------------     ----------    ------------
Net Increase                                                    (40,993)    $ (1,072,615)       558,804   $   7,629,195
                                                              =========    =============     ==========    ============


NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government securities and short-term investments aggregated $57,123,013 and $61,837,240 respectively. At October 31, 1999 the cost of investments for Federal income tax purposes was $60,206,238. Accumulated net unrealized appreciation on investments was $25,882,759 consisting of $27,595,944 gross unrealized appreciation and $1,713,185 gross unrealized depreciation.

NOTE 5 - DIVIDEND DISTRIBUTION

     On November 15, 1999 the Board of Directors declared a distribution of $1.31 a share, consisting of $.88 from long-term realized gains, $.41 from short-term realized gains and $.02 from ordinary income. The distribution was payable on December 1, 1999 to shareholders of record on November 30, 1999.

                                                      CAPSTONE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.


                                                                                         YEARS ENDED OCTOBER 31,
                                                                       ----------------------------------------------------

                                                                         1999       1998        1997        1996       1995
                                                                       ------     ------      ------      ------     ------
PER SHARE DATA
--------------

Net asset value at beginning of period...........................     $ 15.18    $ 16.76     $ 15.56     $ 13.82    $ 13.23

Income from investment operations:
     Net investment income.......................................        0.02       0.12        0.16        0.22       0.17
     Net realized and unrealized gain (loss).....................        4.04       2.11        3.55        2.31       1.93
                                                                      -------    -------     -------     -------    -------
     Total from investment operations............................        4.06       2.23        3.71        2.53       2.10
                                                                      -------    -------     -------     -------    -------

Less distributions from:
     Net investment income.......................................       (0.12)     (0.16)      (0.22)      (0.06)     (0.16)
     Net realized gains..........................................       (0.66)     (3.65)      (2.29)      (0.73)     (1.35)
                                                                      -------    -------     -------     -------    -------
     Total distributions.........................................       (0.78)     (3.81)      (2.51)      (0.79)     (1.51)
                                                                      -------    -------     -------     -------    -------

Net asset value at end of period.................................     $ 18.46    $ 15.18     $ 16.76     $ 15.56    $ 13.82
                                                                      =======    =======     =======     =======    =======

TOTAL RETURN (%) (1).............................................       27.77%     15.51%      26.91%      19.27%     17.04%
------------                                                          =======    =======     =======     =======    =======


RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets at end of period (in thousands).......................     $86,234    $71,539     $69,609     $60,230    $85,324

Ratio of total expenses to average net assets....................       1.18%      1.27%       1.25%       1.29%      1.31%

Ratio of net investment income to average net assets.............       0.11%      0.81%       0.99%       1.31%      1.21

Portfolio turnover rate..........................................         70%        93%        229%        173%       119%





(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Capstone Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Capstone Growth Fund, Inc., including the portfolio of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1996 were audited by other auditors whose report dated November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Growth Fund, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 19, 1999 (except for
Note 5 as to which the
date is December 1, 1999)

                           CAPSTONE GROWTH FUND, INC.
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                          ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 1999

--------------------------------------------------------------------------------


         DIRECTORS                      OFFICERS

         Edward L. Jaroski              Dan E. Watson
                                                 President
         James F. Leary
                                        Edward L. Jaroski
         John R. Parker                          Executive Vice President

         Bernard J. Vaughan             Linda G. Giuffre
                                                 Secretary/Treasurer


--------------------------------------------------------------------------------


   INVESTMENT ADVISER & ADMINISTRATOR             TRANSFER AGENT
   ----------------------------------             --------------
   Capstone Asset Management Company              PFPC Inc.
   5847 San Felipe                                3200 Horizon Drive
   Suite 4100                                     P.O. Box 61503
   Houston, TX 77057                              King of Prussia, PA 19406-0903
                                                  1-800-845-2340


   DISTRIBUTOR                                      CUSTODIAN
   -----------                                      ---------
   Capstone Asset Planning Company                  Fifth Third Bank
   5847 San Felipe, Suite 4100                      Fifth Third Center
   Houston, TX 77057                                38 Fountain Square Plaza
   1-800-262-6631                                   Cincinnati, OH 45263


                                      AUDITORS
                                      --------
                                      Briggs, Bunting & Dougherty, LLP
                                      Two Logan Square, Suite 2121
                                      Philadelphia, PA 19103-4901

                           CAPSTONE GROWTH FUND, INC.
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057

                                 Annual Report
                                October 31, 1999



                                    CAPSTONE
                                     GROWTH
                                   FUND, INC.



CAPSTONE PYRAMID LOGO

                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds



CAPSTONE PYRAMID LOGO

                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS
--------------------------------------------------------------------------------

EQUITY

     O CAPSTONE GROWTH FUND, INC.

FIXED INCOME

     O CAPSTONE GOVERNMENT INCOME FUND

INTERNATIONAL/GLOBAL

     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND

             For more complete information about the Capstone Funds
           including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
            Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                current prospectus for Capstone Growth Fund, Inc.


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631